Exhibit 99.1

indie Semiconductor and Thunder Bridge Acquisition II, Ltd. Announce Closing of Business Combination

indie To Begin Trading on Nasdaq June 11, 2021 as "INDI"

Aliso Viejo, CA and Great Falls, VA – Jun. 10, 2021 – indie Semiconductor, an Autotech solutions innovator, and Thunder Bridge Acquisition II, Ltd. (Nasdaq: THBR), a special purpose acquisition company, today announced the completion of their previously announced business combination. The combined company will retain the indie Semiconductor name with its common stock and warrants to commence trading on Nasdaq under the new ticker symbols “INDI” and “INDIW”, respectively, on June 11, 2021. The business combination was approved at a special meeting of Thunder Bridge Acquisition II’s shareholders on June 9, 2021.

“The completion of our business combination with Thunder Bridge Acquisition II marks an extraordinary milestone for indie,” said Donald McClymont, indie’s Co-founder and CEO. “We founded indie back in 2007 on the simple concept of addressing the need for innovative semiconductor system solutions. Today we are a rapidly growing public company focused on the automotive industry with a global footprint and key relationships with leading Tier 1 customers and OEMs. Our advanced technologies are helping to re-architect tomorrow’s vehicle today, solving the step function increase in electronic performance and complexity demanded by our customers to improve safety, facilitate seamless data connectivity, enhance the user experience and accelerate electrification. Looking ahead, we are well positioned to capitalize on our existing design win pipeline, drive scale and further consolidate within Autotech while creating shareholder value.”

“We are delighted to close our merger with the indie team,” said Gary Simanson, President and CEO of Thunder Bridge Acquisition II. “indie has established an industry-leading franchise, and by virtue of our combination, will have the financial firepower to accelerate its strategic growth initiatives and create an Autotech pureplay powerhouse. Thunder Bridge's focus on high growth technology businesses combined with our proven ability to provide substantial equity capital from the SPAC sponsor, IPO investors and PIPE participants brought significant value to this transaction. Whether in the growing market for financial technology, such as REPAY (Nasdaq: RPAY), or in the burgeoning market for automotive technology such as indie Semiconductor (Nasdaq: INDI), the Thunder Bridge SPAC team is committed to its investors and helping strong operating companies realize their strategic objectives, access public capital markets and create long term shareholder value.”

The business combination is expected to result in gross proceeds of approximately $400 million to indie at closing, net of Thunder Bridge Acquisition II’s shareholder redemptions.

In addition to Donald McClymont, following completion of the business combination, indie will retain its experienced management team including Ichiro Aoki, Co-founder and President; Scott Kee, Co-founder and Chief Technology Officer; Thomas Schiller, Chief Financial Officer and EVP of Strategy; Ellen Bancroft, General Counsel, and Steve Machuga, Chief Operating Officer.

About indie

indie is empowering the Autotech revolution with next generation automotive semiconductors and software platforms. We focus on edge sensors for Advanced Driver Assistance Systems including LiDAR, connected car, user experience and electrification applications. These technologies represent the core underpinnings of both electric and autonomous vehicles, while the advanced user interfaces transform the in-cabin experience to mirror and seamlessly connect to the mobile platforms we rely on every day. We are an approved vendor to Tier 1 partners and our solutions can be found in marquee automotive OEMs around the world. Headquartered in Aliso Viejo, CA, indie has design centers and sales offices in Austin, TX; Boston, MA; Detroit, MI; San Francisco and San Jose, CA; Budapest, Hungary; Dresden, Germany; Edinburgh, Scotland and several locations throughout China.

Please visit us at www.indiesemi.com to learn more.

About Thunder Bridge Acquisition II, Ltd.

Thunder Bridge Acquisition II, Ltd. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In August 2019, Thunder Bridge Acquisition II, Ltd. consummated a $345 million initial public offering of 34.5 million units (reflecting the underwriters’ exercise of their over-allotment option in full), each unit consisting of one Class A ordinary shares and one-half warrant, each whole warrant enabling the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding our future operating results and benefits of the business combination, and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements. In addition to factors previously disclosed in Thunder Bridge Acquisition II’s reports filed with the SEC (including those identified under “Risk Factors” therein) and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: our ability to develop, market and gain acceptance for new products; the availability of semiconductors and manufacturing capacity; competitive products and pricing pressures, and economic instability in our target markets; indie’s future capital requirements and sources and uses of cash; indie’s ability to obtain funding for its operations and future growth; changes in the market for indie’s products and services; expansion plans and opportunities; the above-average industry growth of product and market areas that indie has targeted; indie’s plan to increase revenue through the introduction of new products within its existing product families as well as in new product categories and families; the cyclical nature of the semiconductor industry; indie’s ability to successfully introduce new technologies and products; the demand for the goods into which indie’s products are incorporated; indie’s ability to accurately estimate demand and obtain supplies from third-party producers; indie’s ability to win competitive bid selection processes; the outcome of any legal proceedings that may be instituted against indie or Thunder Bridge II following the Business Combination and transactions contemplated thereby; the inability to maintain the listing of the Class A common stock of the Company on Nasdaq following the Business Combination; the risk that the Business Combination disrupts current plans and operations; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, and the ability of the Company to grow and manage growth profitably; costs related to the Business Combination. indie cautions that the foregoing list of factors is not exclusive.

All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication except as required by law.

Media and Investor Contacts

indie Semiconductor

Media Inquiries

Pilar Barrigas

949-608-0854

media@indiesemi.com

Investor Relations

ir@indiesemi.com

Thunder Bridge Acquisition II

Gary Simanson

(202) 431-0507